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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported)  -  December 8, 1999

                                _______________

                            THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                   (STATE OF JURISDICTION OF INCORPORATION)

        1-11605                                              95-4545390
(COMMISSION FILE NUMBER)                                    (IRS EMPLOYER
                                                          IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California               91521
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



                                 (818) 560-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.   Other Events.

          In connection with the issuance in November 1999 of a new class of the Registrant's common stock, go.com Common Stock, the Registrant presented certain historical financial information with respect to the businesses included in go.com in the Joint Proxy Statement/Prospectus of the Registrant and Infoseek Corporation (the "Joint Proxy Statement/Prospectus"), which is included in the Registrant's Registration Statement on Form S-4 (File Number 333-88105) dated September 30, 1999. Certain supplemental unaudited historical pro forma financial information for fiscal years 1998 and 1999 is filed as Exhibit 99.1 and is incorporated herein by reference. This unaudited historical pro forma financial information should be read in conjunction with the Joint Proxy Statement/Prospectus.

          On December 8, 1999, the Registrant made a presentation at the Paine Webber Conference in New York City (the "Presentation"). A copy of the Presentation, including certain visual aids, is filed as Exhibit 99.2 and is incorporated herein by reference.

          The Registrant believes that certain statements in the Presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the Joint Proxy Statement/Prospectus. Copies of these filings may be obtained by contacting the Registrant or the SEC.

Item 7.  Financial Statements and Exhibits

(c)       Exhibits.

          99.1   Unaudited Historical Pro Forma Financial Information.
          99.2   Presentation to Analysts at the Paine Webber
                 Conference (New York City, December 8, 1999).

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Walt Disney Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  THE WALT DISNEY COMPANY


                                  By: /s/  Thomas O. Staggs
                                     ________________________________

                                     Thomas O. Staggs
                                     Executive Vice-President
                                        and Chief Financial Officer

Dated:  December 8, 1999

                                 EXHIBIT INDEX

Exhibit No. Description

99.1        Unaudited Historical Pro Forma Financial Information.
99.2        Presentation to Analysts at the Paine Webber
            Conference (New York City, December 8, 1999).